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                                                                  EXHIBIT 10.30


                                                       Master Lease No. 0743060


                                MASTER LEASE AGREEMENT

                            LESSOR:  COPELCO CAPITAL, INC.

                           LESSEE:  TANISYS TECHNOLOGY, INC.

                            TERMS AND CONDITIONS OF LEASE


I.    LEASE OF EQUIPMENT

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment described in one or more equipment schedules (the "Equipment Schedule") substantially in the form of Exhibit A attached hereto, that may hereafter be executed by Lessor and Lessee (the equipment, together with all replacement parts, repairs, additions, substitutions and accessories shall be referred to as the "Equipment") on the terms and conditions contained in this Lease ("Lease") and in any Equipment Schedule. This Lease and each of the terms, covenants, conditions, provisions and agreements herein contained will be incorporated into each Equipment schedule in full to the same extent as if each of the terms, covenants, conditions, provisions and agreements had been repeated and set forth in full therein, and this Master Lease Agreement shall control and be effective as to all such Schedules except to the extent that the Master Lease Agreement may be inconsistent with the terms and provisions of such Equipment Schedule, in which event the terms and provisions of such Equipment Schedule shall prevail. Each Equipment Schedule shall constitute a separate lease and a distinct and independent obligation of the Lessee. The parties intend this Lease to be a "Financed Lease" under Article 2A of the Uniform Commercial Code.

II.   ORDER AND DELIVERY OF EQUIPMENT;  LESSOR'S RIGHT TO TERMINATE.

Lessee hereby requests Lessor to order the Equipment from the Vendor named on the Equipment Schedule and to arrange for delivery of the Equipment to Lessee at Lessee's expense, an to lease the Equipment to Lessee. If the Equipment is not delivered to and accepted by Lessee in form satisfactory to Lessor, within ninety (90) days from the date Lessor orders the Equipment, Lessor may terminate
the applicable Equipment Schedule and its obligations thereunder.   Lessee
waives any requirement of Lessor to furnish Lessee a copy of Lessor's purchase order for the Equipment.

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III.  ACCEPTANCE

Lessee shall, as Lessor's agent, immediately inspect the Equipment after it is delivered and installed. Lessee agrees that on the date the Equipment is available for first use (the "Acceptance Date"), it shall execute and deliver to Lessor a Delivery and Acceptance Certificate substantially in the form of Exhibit B attached. Notwithstanding the foregoing, unless Lessee shall notify Lessor in writing otherwise within five (5) days after the Acceptance Date, Lessee shall be deemed to have irrevocably accepted the Equipment. THIS LEASE AND ALL EQUIPMENT SCHEDULES ARE NONCANCELABLE and Lessee agrees to pay the total rent for the term, which shall be the total amount of all rental payments stated in any Equipment Schedule (the "Rent" or "Rental Payment"), plus any other sums provided for herein.

IV.   TERM AND RENT.

(A) The initial term ("Initial Term") of any Equipment Schedule to which this Lease relates shall commence on the Acceptance Date and shall be of such duration as is prescribed in such Equipment Schedule plus the Interim Term (as hereinafter defined). Advance Rent and any Security Deposit as provided in any Equipment Schedule shall be payable upon the execution of the applicable Equipment schedule and shall not be refundable if the Initial Term for any reason does not commence or if this Lease or the applicable Equipment Schedule is duly terminated by Lessor. Rental Payments shall commence (the "Commencement Date") on the first day of the month following the Acceptance Date unless the Acceptance Date is the first day of the applicable period, in which case the Commencement Date shall be the first day of the applicable period. Interim Rent shall be payable upon demand for the period between the Acceptance Date and the first day of the month following the Acceptance Date ("Interim Term") at a daily rate equal to the periodic rental provided in any Equipment Schedule divided by the number of days in the period. Subsequent rental payments shall be due periodically in advance on the first day of each successive period thereafter until all Rent and other sums chargeable to Lessee hereunder are paid in full. LESSEE'S OBLIGATION TO PAY RENT AND LESSEE'S OTHER MONETARY OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, SET-OFF, DEFENSE OR COUNTERCLAIM FOR ANY REASON WHATSOEVER. Any Security Deposit shall secure all obligations of Lessee hereunder and may be applied at Lessor's discretion to any past due obligation of Lessee and to the extent not applied shall be returned to Lessee, without interest, at the expiration of the applicable Equipment Schedule. All payments of Rent shall be made to Lessor at the address Lessor shall designate in writing.

(B) Whenever any payment is not made by Lessee with ten (10) days of when due hereunder, Lessee agrees to pay to Lessor, as additional rent, interest on all monies due Lessor from and after the date same is due at the rate of one and one-quarter (1-1/4%) percent per month until paid, but as to each of the foregoing in no event more that the maximum rate permitted by law.

(C) As used herein, "Actual Cost" means the cost to Lessor of purchasing and delivering the Equipment to Lessee, including taxes, transportation and other charges. The amount of each Rental Payment and the Security Deposit set forth in the Equipment Schedule are based on the total cost set forth in Lessor's purchase order for the Equipment ("Estimated Costs"), which is an

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estimate, and shall be adjusted proportionately if the actual cost of the
Equipment is greater than said estimate. Lessee hereby authorizes Lessor to adjust the amounts set forth in the Equipment Schedule when the Actual Cost is known and to add to the amount of each Rental Payment any sales, use or leasing tax that may be imposed on or measured by the Rental Payments. Lessor will inform Lessee of the adjustments necessary to reflect Actual Cost. If the Actual Cost of the equipment on any Equipment Schedule exceeds the Estimated Cost by more than ten (10%) percent thereof (exclusive of taxes), Lessor shall, if it desires to, add to the Estimated Cost an amount in excess of 10% of Estimated Cost, so notify Lessee in writing. In such instance, within fifteen (15) days thereafter, Lessee at its option may terminate the relevant Equipment Schedule by giving notice to Lessor of its intention to do so, effective the day of such notice, subject however to the provisions of Section IV(A) hereof.

V. NO WARRANTIES BY LESSOR, DISCLAIMER OF IMPLIED WARRANTIES AND WAIVER OF DEFENSES.

LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF OR A DEALER IN THE EQUIPMENT, AND MAKES NO WARRANTY, EXPRESSED OR IMPLIED, TO ANYONE, AS TO THE SUITABILITY, DURABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR USE OR PURPOSE. AS TO LESSOR AND ITS ASSIGNS, LESSEE LEASES THE EQUIPMENT "AS IS." LESSEE REPRESENTS THAT IT HAS SELECTED THE EQUIPMENT AND THE SUPPLIER AND ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED THE SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST, OR SERVICE THE EQUIPMENT, ALL OF WHICH LESSEE SHALL PERFORM, OR CAUSE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES. LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE OR OTHERS FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT HOWEVER ARISING, OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR OTHERS SHALL BE BINDING ON LESSOR NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANYWAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER, AND ANY OF SUPPLIER'S VENDORS, AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER SUMS PAYABLE UNDER THIS LEASE. LESSOR HEREBY ASSIGNS TO LESSEE, SOLELY FOR THE PURPOSE OF PROSECUTING SUCH A CLAIM, ALL (IF ANY) OF THE RIGHTS WHICH LESSOR MAY HAVE AGAINST SUPPLIER AND SUPPLIER'S VENDORS FOR BREACH OF WARRANTY OR OTHER REPRESENTATIONS RESPECTING THE EQUIPMENT.
REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR

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LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL
DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. NOTWITHSTANDING ANY FEES WHICH MAY BE PAID BY LESSOR TO SUPPLIER OR ANY AGENT OR SUPPLIER, LESSEE UNDERSTANDS AND AGREES THAT NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE.

VI.   TITLE;  PERSONAL PROPERTY.

The Equipment is, and shall at all times be owned by Lessor and Lessee shall have no interest in the Equipment except that of a lessee. The Lessee shall have no right to purchase or otherwise acquire title to or ownership of any of the Equipment. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. LESSEE HEREBY AUTHORIZES LESSOR TO INSERT ANY EQUIPMENT SCHEDULE THE SERIAL NUMBERS AND OTHER IDENTIFICATION DATA OF EQUIPMENT WHEN DETERMINED BY LESSOR. To protect Lessor's rights in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants to Lessor a security interest in the Equipment, and all proceeds, products, rents or profits from the sale, casualty loss or other disposition thereof. Lessee hereby authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code financing statements, to be filed or recorded and re-filed and re-recorded, and grants Lessor the right to execute Lessee's name thereto. Lessee agrees to execute, deliver and file any statement of instrument requested by Lessor for such purpose, and if certificates of title are issued or outstanding with respect to any of the Equipment, Lessee will cause the interest to Lessor to be properly noted thereon, and agrees to pay or reimburse Lessor for any reasonable searches, filings, recordings, stamp fees or taxes related to the filing or recording of such instrument or statement, plus Lessor's handling charges. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee and shall at all times keep the Equipment free from any legal process or encumbrance whatsoever including without limitation liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Lessee shall, upon Lessor's request, execute or obtain from third parties and deliver to Lessor such estoppel certificates, landlord's waiver and such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become, in any manner, affixed or attached to real property or any improvements thereon.

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VII.  MAINTENANCE, USE AND LOCATION

Lessee shall, at its own cost and expense, maintain the Equipment in good operating condition and repair and protect the Equipment from deterioration other than normal wear and tear; shall use the Equipment in the regular course of its business, within its normal operating capacity, without abuse; shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment, shall not make any modifications, alteration or additions to the Equipment without the prior written consent of Lessor, which shall not be unreasonably withheld, except for engineering changes recommended by and made by the manufacturer; shall install on the Equipment all engineering changes offered by the manufacturer with out charge which enhance the safety of the Equipment; shall not so affix the Equipment to realty as to change its nature to real property or a fixture; and shall keep the equipment at the location shown herein, and shall not remove the Equipment without prior written consent of Lessor. Lessee will grant access to the Equipment to Lessor and Lessor's designee during normal working hours for inspection, repair, preventative maintenance, installation of engineering changes and for any other reasonable purpose. Lessee shall, during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or other acceptable maintenance company covering the maintenance of the Equipment and furnish a copy thereof to Lessor upon request. If Lessor incurs any costs or expense to bring the Equipment up to good working order and appearance, Lessee shall immediately reimburse Lessor for all such costs or expenses.

VIII. RETURN OF EQUIPMENT; END OF LEASE OPTION.

After the end of the Initial Term and after each renewal term thereafter, this Lease shall be automatically renewed and shall continue until such time as the Lessee shall give the Lessor written notice of termination, not less than one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the end of the then current term. Unless Lessee purchases the Equipment or the term of an Equipment Schedule is renewed, within ten (10) days of the expiration or earlier termination of the then current term, the Lessee shall, at its expense, deinstall, inspect, test and pack the Equipment and return the Equipment (including all cable, wiring, connectors, accessories and attachments thereto), freight and insurance prepaid, to such location as designated by Lessor in writing, in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof only excepted. Further, the Equipment shall conform to any additional specification set forth in the applicable Equipment Schedule. Lessee shall have the Equipment certifies by the manufacturer as acceptable for the manufacturer's standard maintenance contract and such certification shall be presented to Lessor at lease fourteen (14) days prior to redelivery to Lessor. If lessee fails to return the Equipment as provided herein, Lessee shall pay lessor a sum equal to six (6) months rent a liquidated damages to compensate Lessor for the economic loss suffered by Lessor as a result of its inability to realize the residual value of the Equipment when anticipated. In addition, for the use of the Equipment, Lessee agrees to pay Lessor periodic rent equal to 110% of the average annual Rental Payment (adjusted, if necessary, to the period indicated on the applicable Equipment schedule) provided herein. Nothing contained herein is intended to relieve Lessee of its obligations to return the Equipment to Lessor as provided herein or restrict Lessor's right to

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recover the Equipment in the event of the failure of Lessee to so return the
Equipment at the expiration or termination of the applicable Equipment
Schedule.

IX.   RISK OF LOSS.

Lessee shall bear all risks of loss or damage to the Equipment ( Loss") from any cause whatsoever, from the date of the shipment of the Equipment to Lessee until its return to Lessor. Lessee shall promptly notify Lessor of any Loss and no Loss shall relieve Lessee of the obligation to pay Rent or of any other obligation under this Lease and any Equipment Schedule. In the event of a Loss, Lessee, at the option of Lessor, shall either (a) repair the Equipment so a s to place it in as good condition as prior to the Loss, (b) replace the Equipment with substantially identical Equipment in good condition and working order with documentation creating clear title thereto in Lessor; or -C- pay to Lessor upon demand the sum of the following amounts: (I) the aggregate Rent and other sums then due and owing under the Equipment Schedule to which the Equipment is subject plus (ii) the applicable stipulated loss value attached to the Equipment schedule and made part thereof (the "Stipulated Loss Values") opposite the Rent payment number preceding the date of the Loss, or if no Stipulated Loss Values are attached to the Equipment schedule, then the present value of all unpaid Rent and other sums due during the unexpired term of the Equipment Schedule discounted at four (4%) percent per annum simple interest or the lowest rate permitted by law plus Lessor's anticipated value of the Equipment at the end of the Initial Term or applicable renewal term. Upon Lessor's receipt of replacement Equipment or payment as provided in (b) or -C- hereof, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, without warranty, express or implied.

X.    INSURANCE.

Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof or the amount stated in Section IX(c) herein, whichever is greater, and shall carry public liability and property damage insurance covering the Equipment and its use in amounts customary for such Equipment. All such insurance shall be in form and amount and with companies acceptable to Lessor and name Lessor and its assignee as loss payee, as their interests may appear, with respect of property damage coverage and as additional insureds, with respect to public liability
coverage.   Lessee shall pay the premiums therefor and deliver said policies, or duplicates thereof or certificates of coverage therefor to Lessor, with long form Lender's Loss Payable endorsement upon the policy or policies or by independent instrument, that provides Lessor a right to thirty (30) days' written notice before the policy can be altered or canceled and the right without obligation to payment of premium. Should Lessee fail to provide such insurance coverage, Lessor may obtain such coverage for its benefit or the benefit of Lessee and charge Lessee therefor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies and to apply to proceeds in furtherance of the exercise of Lessor's options as provided herein.

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XI.   TAXES AND CHARGES.

This Lease is intended to be a net lease, and all payments hereunder are intended to be net to Lessor to the extent permitted by applicable law. Lessee shall pay directly (or, at Lessor's option, reimburse Lessor for) all license fees, assessments and other government charges, and all sales, use, excise, franchise, personal property and other similar tax or taxes (herein collectively called "Charges") now or hereafter imposed, levied or assessed by any state, federal or local government or agency upon any of the Equipment or upon the leasing, purchase, ownership, use, possession, financing or operation thereof, or upon the receipt of rental payments therefor, even if Lessee's status provides for its exemption from the Charges (excluding income taxes on Rental Payments, except any such tax on Rental Payments which is a substitution for, or relieves Lessee from, the payment of taxes which Lessee would otherwise be obligated to pay or reimburse Lessor as herein provided) before the same shall become in default or subject to the payment of any penalty or interest. Lessee shall supply Lessor with receipts or other evidence of payment of all Charges as may reasonably be requested by Lessor. Lessee shall further comply with all state and local laws requiring the filing of ad valorem or other tax returns relating to any Charges. Lessee shall notify the Lessor of the imposition of , or, to Lessee's knowledge, the proposed imposition of, any charges by supplying to Lessor (within five (5) days after receipt thereof by Lessee) a copy of the invoice or other documents respecting such Charges. Unless otherwise directed by Lessor in writing, Lessor shall pay all personal property taxes with respect to the Equipment and Lessee shall reimburse Lessor therefor upon demand.

XII.  LEASE IRREVOCABILITY AND OTHER COVENANTS AND REPRESENTATION OF LESSEE.

LESSEE AGREES THAT THIS LEASE AND EACH EQUIPMENT SCHEDULE ARE IRREVOCABLE FOR THE FULL TERM HEREOF AND THEREOF AND LESSEE'S OBLIGATIONS UNDER THIS LEASE AND EACH EQUIPMENT SCHEDULE ARE ABSOLUTE AND SHALL CONTINUE WITHOUT ABATEMENT AND REGARDLESS OF ANY DISABILITY OF LESSEE TO USE THE EQUIPMENT OR ANY PART THEREOF BECAUSE OF ANY REASON INCLUDING, BUT NOT LIMITED TO WAR, ACT OF GOD, GOVERNMENTAL REGULATIONS, STRIKE, LOSS, DAMAGE, DESTRUCTION, OBSOLESCENCE, FAILURE OF OR DELAY IN DELIVERY, FAILURE OF THE EQUIPMENT TO OPERATE PROPERLY, TERMINATION BY OPERATION OF LAW, OR ANY OTHER CAUSE. LESSEE REPRESENTS THAT; IT IS DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION IN WHICH THE ACTIVITIES OF LESSEE REQUIRE SUCH QUALIFICATION; THIS LEASE HAS BEEN AND EACH EQUIPMENT SCHEDULE WILL BE DULY AUTHORIZED BY ALL NECESSARY ACTION ON ITS PART, IS A VALID, BINDING AND LEGALLY ENFORCEABLE OBLIGATION OF LESSEE IN ACCORDANCE WITH ITS TERMS AND IS NOT IN ANY RESPECT INCONSISTENT WITH OR IN VIOLATION OF LESSEE'S CERTIFICATE OR ARTICLES OF INCORPORATION OR BY-LAWS OR ANY LAW, REGULATION, ORDER OR AGREEMENT BINDING UPON LESSEE; THE EQUIPMENT SHALL BE USED BY LESSEE SOLELY FOR BUSINESS PURPOSES; AND THAT ALL FINANCIAL AND OTHER INFORMATION SUBMITTED TO LESSOR WAS AND WILL BE TRUE AND CORRECT.

XIII. FINANCIAL STATEMENTS.

Lessee agrees to deliver to Lessor annual financial statements and such quarterly financial statements, as Lessor requests.

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XIV.  DEFAULT AND REMEDIES.

(A) The occurrence of any one or more of the following shall be deemed to be an "Event of Default": (a) Lessee fails to pay any Rent or any other amount hereunder when due; or (b) Lessee is in default under any other agreement between Lessee and Lessor or upon an event of default under any other agreement entered into by guarantors, the vendor of the Equipment, principals of Lessee or others, which agreement(s) was or were executed to induce Lessor to enter into this Lease or the applicable Equipment Schedule; or (c) Lessee fails to perform or observe any of the terms, covenants or conditions contained in this Lease, any Equipment Schedule or other lease or other agreement between Lessor and Lessee, other than as provided above, and Lessee fails to cure any such breach within ten (10) days after notice thereof or (d) any representation of Lessee contained in this Lease or any other agreement between Lessor and Lessee, or in any credit or other information submitted to Lessor in connection with this transaction is untrue or incorrect; or (e) Lessee sells substantially all of its assets out of the ordinary course of business, merges or consolidates with any other person, or sustains a change in the ownership of more that 20\5 of its equity; or (f) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (g) a receiver, trustee, conservator or liquidator of Lessee or all or a substantial part of its assets is appointed with or without the application or consent of Lessee; or (h) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors.

(B) Upon an Event of Default, the Lessor may to the extent permitted by applicable law, exercise any one or more of the following remedies:

    (i)  Terminate this Lease with respect to all or any pat of the Equipment;

    (ii) Recover from Lessee all Rent and other amounts then due and as they shall thereafter become due hereunder and under the Equipment Schedules;

    (iii) Take possession of any or all items of Equipment, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of this Lease;

    (iv) Declare the entire unpaid balance of Rent and other amounts for the unexpired term of each Equipment Schedule immediately due and payable and recover from Lessee, with respect to any and all items of Equipment (with or without repossessing same), the Stipulated Loss Value attached to each Equipment Schedule opposite the Rent Payment number preceding the date of such Event of Default or, if no Stipulated Loss Values are attached to the applicable Equipment Schedule, then the present value of all unpaid Rent and other sums due during the unexpired term of that Equipment Schedule discounted at (4%) percent pre annum simple interest (or the lowest discount rate permitted by law), plus Lessor's anticipated value of the Equipment at the end of the Initial Term or any applicable renewal term of the Equipment Schedule;

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    (v)  Upon repossession or surrender of any Equipment, Lessor shall sell, lease or otherwise dispose of such Equipment in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof (after deducting all expenses, including attorneys' fees incurred in connection therewith), to the sum of (vi) above;

    (vi) Declare any other Equipment Schedules and leases between Lessor and Lessee in default and exercise any of the remedies provided for herein; and

    (vii) pursue any other remedy available at law or in equity, including but not limited to seeking damages or specific performance an/or obtaining an injunction.

(C) Lessee shall be liable and shall pay to Lessor all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossessing,, storing, shipping, repairing, and selling the Equipment, and Lessor's reasonable attorney's fees. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired lease term and owing to such difficulty agree that the provisions of this Section XIV represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

(D) All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease or any Equipment Schedule. A waiver of default shall not be a waiver of any other or subsequent default. If this Lease is determined to be subject to any laws limiting the amount chargeable or collectible by Lessor then Lessor's recovery shall in no event exceed the maximum amounts permitted by law.

XV.   INDEMNITY.

Lessee shall indemnify and hold Lessor, its agents, employees, successors and assigns, harmless from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of , connected with, or resulting from the Equipment, any Equipment Schedule or this Lease, including without limitation, the manufacture, selection, delivery, possession, use, lease, operation, removal or return of the Equipment.

XVI.  REPRODUCTION OF DOCUMENTS.

This Lease, any Equipment Schedule and all related documents, including (a) amendments, addendum's, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by
the Lessor from the Lessee, and c)   financial statements, certificates and
other information previously or subsequently furnished to the Lessor,

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may be reproduced by the Lessor by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and the Lessor may destroy any original document so reproduced. The Lessee agrees and stipulates that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not the reproduction was made by the Lessor in the regular course of business) and that any enlargement , facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

XVII. ASSIGNMENT; WAIVER OF DEFENSES; QUIET ENJOYMENT.

LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF, ENCUMBER OR PERMIT A LIEN UPON OR AGAINST ANY INTERESTS IN THIS LEASE, ANY EQUIPMENT SCHEDULE OR THE EQUIPMENT OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Lessor may, without consent or notice to Lessee, assign or transfer this Lease or any Equipment Schedule or grant a security interest in any Equipment, any Rental Payments, or any other sums due or to become due hereunder, and in such event Lessor's assignee, transfers to grantee shall have all the rights, powers, privileges, and remedies of Lessor hereunder. Lessee agrees that, following its receipt of notice of any assignment by Lessor of this Lease, any Equipment schedule or the Rental Payments payable hereunder, it will pay the Rent Payments due hereunder directly to the assignee (or to whomever the assignee shall designate). Lessee agrees that no assignee of Lessor shall be bound to perform any duty, covenant, condition or warranty attributable to Lessor, and Lessee further agrees not to raise any claim or defense arising out of this Lease or otherwise which it may have against Lessor as a defense, counterclaim, or offset to any action by an assignee or secured party hereunder. Upon Lessor's request, Lessee will execute a consent and acknowledgment of Lessor's assignment to its assignee. Nothing contained herein is intended to relieve Lessor of any of its obligations. Provided Lessee is not in default hereunder, Lessee shall quietly use and enjoy the Equipment, subject to the terms hereof.

XVIII. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS.

In the event Lessee fails to comply with any provisions of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies expended by , and all expenses of Lessor in effecting such compliance shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next rent payment, together with interest at the rate of one and one-quarter (1-11/4%) percent per month but in no event more than the maximum permitted by law.

XIX. GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY AND RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE.

This Lease shall be governed by the laws of the State of New Jersey, provided however, in the event this Lease or any provisions hereof it not enforceable under the laws of the State of New Jersey, then the laws of the state where the
Equipment is located shall govern.   LESSEE CONSENTS TO THE PERSONAL
JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS LEASE, ANY EQUIPMENT SCHEDULE OR THE EQUIPMENT, PROVIDED, HOWEVER, LESSOR MAY IN ITS SOLE DISCRETION, ENFORCE THIS LEASE AND ANY EQUIPMENT SCHEDULE IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF. THIS MEANS ANY LEGAL ACTION ARISING OUT OF THIS LEASE MAY BE FILED IN NEW JERSEY AND LESSEE MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. LESSEE AGREES THAT SERVICE OF PROCESS IN ANY SUIT MAY B MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO LESSEE AT THE ADDRESS ET FORTH HEREIN. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVED TRAIL BY JURY IN ANY ACTION BY OR AGAINST LESSOR HEREUNDER AND WAIVES ANY AND ALL RIGHTS AND REMEDIES GRANTED TO LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AND ANY RIGHTS NOW OR HEREAFTER GRANTED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THIS LEASE OR THE EQUIPMENT SCHEDULES.

XX.  GENERAL.

This Lease shall inure to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and permitted assigns of the parties hereto. Time is of the essence of this Lease. This Lease and any Equipment Schedule shall be effective when accepted by Lessor. This Lease and the Equipment Schedules contain the entire agreement between Lessor and Lessee with respect of the subject matter hereof, and all negotiations and understandings have been merged herein. No modification of this Lease shall be
effective unless in writing and executed by both Lessor and Lessee.   All
covenants and obligations of Lessee to be performed pursuant to this Lease, including all payments to be made by Lessee hereunder, shall survive the expiration or earlier termination of this Lease. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease shall be unenforceable, then such provision shall be deemed deleted, however, all other provisions hereof shall remain in full force and effect. Service of all notices under this Lease shall be sufficient if given personally, mailed to the party intended at is address set forth herein, or at such other addresses said party may provide in writing from time to time by certified mail, or overnight mail service, or sent via facsimile transmission. Any such notice mailed to said address shall be deemed effective three (3) days after it is deposited in the United States mail, duly addressed and with postage prepaid; all notices sent by other means shall be deemed effective when received.

    IN WITNESS WHEREOF, the parties have executed this Lease as of January 30, 1997.

LESSEE:   TANISYS TECHNOLOGY, INC.


By: /s/ Joe O. Davis
    -------------------------------------
Joe O Davis, Chief Financial Officer
(PRINT OR TYPE NAME & TITLE OF ABOVE SIGNATURE)

ATTEST:  /s/ Cynthia Ramones
        ---------------------------------

LESSOR:  COPELCO CAPITAL, INC.

BY: /s/ H. Krollfeifer, Jr.
    -------------------------------------
H. Krollfeifer, Jr., Senior Vice President
(PRINT OR TYPE NAME & TITLE OF ABOVE SIGNATURE)

Master Lease Agreement - Manufacturing Technology Division           Revised
07/08/96
G:\MANUTECH\DORNEM\LEGAL.DOC\EQML.SAM PRN  07/09/96

                                      EXHIBIT A


Description                                             Model/Serial No.

(4)     NEW AMISTAR MODE PLACEPRO 5630 PICK AND PLACE MACHINES
        W/ATTACHMENTS AND FEEDERS
(2)     QUAD MODEL AVX-400 AUTOMATIC SCREEN PRINTERS
(2)     CONCEPTRONICS MODEL HVC-60 480V REFLOW OVENS
(1)     WESTEK MODEL TRITON SMT IN LINE AQUEOUS CLEANER
(1)     TERADYNE MODEL Z1890MS TEST SYSTEM
        VARIOUS CONVEYORS
        ALL OF THE ABOVE INCLUDE ALL FEEDERS, ATTACHMENTS,
        ACCESSORIES, REPLACEMENTS AND SUBSTITUTIONS





TANISYS TECHNOLOGY, INC.                    COPELCO CAPITAL, INC.

BY: /s/ Joe O. Davis                        BY: /s/ H. Krollfeifer, Jr.
    -----------------------------               ---------------------------

TITLE:   Chief Financial Officer            TITLE:    Senior Vice President

DATE:    January 30, 1997                   DATE:     February 13, 1997

                                 CORPORATE GUARANTY

    THIS GUARANTY executed as of January 1, 1997 by Tanisys Technology, Inc. ("Guarantor") in favor of Copelco Capital, Inc. ("Copelco").

    1. In order to induce Copelco to enter into one or more personal property leases, installment sales contracts, and/or security agreements with, or to otherwise extend financial accommodations (collectively called the "Agreements"), in favor of 1st Tech Corporation (hereinafter called the "Debtor") and in consideration of economic benefits inuring to Guarantor by Copelco's entering into the Agreements with Debtor, Guarantor agrees as follows:

         (a) Guarantor doe hereby unconditionally guaranty to Copelco the prompt payment of any and all indebtedness or obligations of every kind or nature, now or hereafter owing by the Debtor to Copelco however arising. THE FOREGOING UNCONDITIONAL GUARANTY OF PAYMENT SHALL EXTEND TO ANY OBLIGATIONS WHICH THE DEBTOR MAY HEREAFTER INCUR TO COPELCO BY REASON OF ANY AGREEMENT OR FINANCIAL ACCOMMODATION INCLUDING, WITHOUT LIMITATION, LEASES OF PERSONAL PROPERTY BETWEEN COPELCO AND THE DEBTOR MADE AFTER THE DATE HEREOF.

         (b) Guarantor unconditionally guarantees the prompt, full and faithful performance and discharge by the Debtor of each and every term, condition, agreement, representation, warranty, and provision on the part of the Debtor contained in any Agreement or in any modification, amendment or substitution thereof and in any document or instrument evidencing a financial accommodation between Copelco and Debtor.

         (c) Guarantor shall on demand reimburse Copelco for all expenses collection charges, court costs and attorney's fees incurred in endeavoring to collect or enforce any of Copelco's rights and remedies against the Debtor and/or Guarantor or any other person or concern liable thereon equal to 20 percent (or the highest rate permitted by law whichever is less) of the total obligations due by the Debtor to Copelco.

         (d) For all of the Debtor's obligations to Copelco, Guarantor agrees to be directly, unconditionally, and primarily liable, jointly and severally with the Debtor, with interest at the highest lawful contract rate, after due until paid.

    2. Guarantor shall pay for all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions notwithstanding that any part of any of the Agreements or any financial accommodations shall be void or voidable as against Debtor or any of Debtor's creditors, including a trustee in bankruptcy of Debtor, by reason of any fact or circumstances including, without limitation, failure by any person to file any document or to take any other action to make any of the Agreements or any financial accommodation, enforceable in accordance with their respective terms.

    3. Guarantor waives notice of acceptance hereof and of all notices and demand of any kind to which it may be entitled, including without limitation all demand of payment on and notice of non-payment protest and dishonor to it, or the Debtor or the makers or endorsers of any notes of other instruments for which it is or may be liable hereunder. Guarantor further waives notice of and hereby consents to any agreement or arrangement for payment, extension, subordination, composition, arrangement, discharge or release of the whole or any part of the Debtor's obligation under any Agreement or Financial accommodation or of other guarantors, or for compromise, in any way whatsoever; and the same shall in no way impair Guarantor's liability hereunder.

    4. All sums at any time to Guarantor's credit and any of Guarantor's property at any time in Copelco's possession shall be deemed held by Copelco as security for any and all of Guarantor's obligations to Copelco hereunder and to any person which may now or at any time hereafter be Copelco's parent or subsidiary.

    5. Any and all present and future indebtedness and obligations of the Debtor to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future obligations of the Debtor to Copelco.

    6. Nothing shall discharge or satisfy Guarantor's liability hereunder except, the full performance and payment of all the Debtor's obligation to Copelco, with interest. Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets of property of the Debtor, unless and until all of said obligations have been paid or performed in full.

    7. Guarantor agrees that if Guarantor of the Debtor should at any time become insolvent, or make a general assignment for the benefit of creditors, or if a proceeding shall be commenced by, against or in respect of the Debtor under any insolvency law, any and all of Guarantor's obligations under this Guaranty shall, at Copelco's option forthwith become due and payable without notice.
This Guaranty shall continue to be effective or reinstated, applicable, if at any time payment of any part of the obligations under any agreement is rescinded or otherwise required to be returned by Copelco upon the insolvency, bankruptcy or reorganization of Debtor or upon the appointment of a receiver, trustee or similar officer for Debtor or its assets, all as though such payment to Copelco had not been made, regardless of whether Copelco contested the order requiring the return of such payment.

    8. This Guaranty is continuing guaranty. This instrument shall continue in full force and effect until terminated by the actual receipts by Copelco, by register or certified mail, or written notice of termination from Guarantor. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

    9. Guarantor waives any right to require Copelco to: (a) proceed against Debtor; (b) proceed against or exhaust any security held from Debtor; or
(c) pursue any other remedy which

Copelco may have, including against any other guarantors of the Debtor's obligations to Copelco.

    10. Guarantor waives any and all right to a trial by jury in any action or proceeding based hereon. Guarantor also waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof. This Guaranty cannot be changed or terminated orally. Upon default by Guarantor under this Guaranty, Guarantor authorizes and empowers the Prothonotary or Clerk of Court or any attorney of any court of record to appear for Guarantor and enter a judgment by confession in any court of competent jurisdiction in favor of Copelco or Copelco's assignee, for such sums as may be payable under this Guaranty, together with all costs of suit, collection and reasonable attorney's fees. Judgments may be confessed from time to time as often as may be necessary. This instrument shall for all purposes be governed by and interpreted in accordance with the laws of the State of New Jersey. GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS GUARANTY OR THE AGREEMENTS, PROVIDED, HOWEVER, COPELCO MAY, IN COPELCO'S SOLE DISCRETION, ENFORCE THIS GUARANTY IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF.

    11. This Guaranty shall inure to Copelco's benefit and to the benefit of Copelco's successors and assigns and shall be binding on Guarantor and its heirs, administrators, executors, successors and assigns. No failure on the part of Copelco to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof or modify the terms of this Guaranty. A waiver of one default shall not be a waiver of any other default.

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty this 30 day of January, 1997 by its duly authorized officer.

                                  TANISYS TECHNOLOGY, INC.
                                  (Print of Type Name of Guarantor)
ATTEST:

BY: /s/ Lynne A. Riley            By: /s/ Gary W. Pankonien
    ------------------------          -------------------------------
                                  12201 Technology Blvd., Suite 130
                                  -----------------------------------
                                  (Street Address of Above)

                                  Austin, Texas  78727
                                  -----------------------------------
                                  (City, State and Zip of above)

--------------------------------------------------------------------------------
                               CORPORATE ACKNOWLEDGMENT

State of Texas   )
                 )ss
County of Travis )

BE IT REMEMBERED, that on this 30 day of January, 1997, before me personally appeared Gary W. Pankonien, the President & COO of Tanisys who I am satisfied is the person(s) mentioned in the within instrument dated January 30, 1997, and thereupon I acknowledge that the signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.


By:  Cynthia Ramones                        1622 White Oak Loop
     ----------------------------------     ------------------------------------
Notary Public for said State and County     Street Address

Cynthia Ramones                             Round Rock, Texas  78681
---------------------------------------     ------------------------------------
Printed or Type Name of Above Signature     City, State, Zip

Guaranty - Corporate

                                      RIDER

    THIS RIDER dated January __, 1997 to Lease No 0743061 (the "Lease") by and between Copelco Capital, Inc. as lessor (the "Lessor"), and Tanisys Technology Inc., as the lessee (the "Lessee").

    For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    1. Provided no Event of Default exists uncured and notwithstanding anything contained in the Lease to the contrary, upon the expiration of the initial term of the Lease, Lessee by giving Lessor at least 120 days written notice prior to the last day of the initial term agrees to select one of the following alternatives (the "Alternative"):

    (a) Renew the Lease for a term of 12 months at a monthly rental equal to the "Fair Market Rental", as defined below (the "Renewal Option"); or

    (b) Purchase all, but not less than all, of the equipment subject to the Lease ( the "Equipment") for its "Fair Market Value", as defined below (the "Purchase Option"); or

    (c) Return the Equipment to Lessor in accordance with the terms and conditions of the Lease.


    2. The Fair Market Rental and Fair Market Value of the Equipment shall be determined by Lessor based on the value of the Equipment in place and in use. IF THE PURCHASE OPTION IS EXERCISED, THE EQUIPMENT WILL BE SOLD BY LESSOR TO LESSEE "AS IS, WHERE IS", WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR TITLE.

    3. In the event Lessee does not select one of the Alternatives in the time frame set forth above, Lessor by giving Lessee at least 10 days prior written notice shall have the right to select one of the Alternatives on behalf of the Lessee. In addition, Lessor may, in its sole discretion, extend or waive any time period provided for in this Rider by so advising Lessee.

    4. In the event that by written notice to Lessor within 15 days after receiving Lessor's calculation of the fair Market Value or Fair Market Rental (as applicable) Lessee shall dispute such calculation, then such value shall be determined, in accordance with the foregoing definition, by an independent appraiser selected by Lessor. The appraiser shall, at the expense of Lessee, make such determination within a period of 30 days following selection and shall promptly communicate such determination in writing to Lessor and Lessee. The determination of the appraiser shall be conclusively binding upon both Lessor and Lessee.

    5. If upon the expiration of the initial term of the Lease, the parties have not for any reason concluded the section of one of the Alternatives, Lessee shall continue to made rental payments as provided in the Lease and otherwise comply with the provisions of the Lease until such time as the section of one of the Alternatives have been concluded.

    6. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Lease.

    7. Except to the extend modified by this Rider, the terms and conditions of the Lease shall remain unchanged and in full force effect.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Rider to be executed by its duly authorized officer, all as of the day and year first above written.


    TANISYS TECHNOLOGY, INC.                COPELCO CAPITAL, INC.

    BY: /s/ Joe O. Davis                    BY: /s/ H. Krollfeifer, Jr.
        -------------------------------         -------------------------------
    TITLE: Chief Financial Officer          TITLE: Senior Vice President
           ----------------------------            ---------------------------

                                COPELCO CAPITAL, INC.

                           EQUIPMENT SCHEDULE NO:  0743061

This Equipment schedule ("Equipment Schedule") to that certain Master Lease Agreement Number 0743060 (hereinafter called the "Master Lease") between Lessor and the Lessee whose name appears below, together with Master Lease, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Lease are incorporated herein as if all said terms and conditions were fully set forth herein. All capitalized items used but not defined herein shall have the meanings given such terms in the Master Lease. It is the intent of the parties that this Equipment Schedule be separately enforceable as a complete and independent lease, independent of all other Equipment Schedules to the Master Lease.

-----------------------------------------------------------------------------

LESSEE:                                SUPPLIER:

TANISYS TECHNOLOGY, INC.               MULTIPLE
12201 TECHNOLOGY BOULEVARD, #130
AUSTIN, TEXAS  78727

-----------------------------------------------------------------------------

Qty.  DESCRIPTION OF EQUIPMENT (Indicate if Used Equipment)     (Model No.)
(SERIAL NO.)

-----------------------------------------------------------------------------

4 NEW AMISTAR MODEL PLACEPRO 5630 PICK AND PLACE MACHINES W/ATTACHMENTS AND FEEDERS
2   QUAD MODEL AVX-400 AUTOMATIC SCREEN PRINTERS
2   CONCEPTRONICS MODEL HVC-60 480V REFLOW OVENS
1   WESTEK MODEL TRITON I SMT IN LINE AQUEOUS CLEANER
1   TERADYNE MODEL Z189OMS TEST SYSTEM
    VARIOUS CONVEYORS
    ALL OF THE ABOVE INCLUDE ALL FEEDERS, ATTACHMENTS, ACCESSORIES, REPLACEMENTS AND SUBSTITUTIONS.
-----------------------------------------------------------------------------

EQUIPMENT LOCATION IF DIFFERENT FROM ABOVE

-----------------------------------------------------------------------------

INITIAL TERM OF LEASE             60 MONTHS

RENTAL PAYMENTS PAYABLE PERIODICALLY AS FOLLOWS:      MONTHLY

TOTAL NO. AND AMOUNT OF EACH RENTAL PAYMENT DURING INITIAL TERM OF LEASE

    1) ONE MONTHLY RENTAL PAYMENT @ $93,537.33 EACH FOLLOWED BY 59 RENTAL PAYMENTS OF $26,537.22 EACH PLUS SALES TAX (IF APPLICABLE)

SECURITY DEPOSIT                                 $0.00

MONTHLY RENT:   The first payment of monthly rent is due and payable on the
Commencement Date. Subsequent payments of monthly rent are due and payable on the first day of each succeeding month.

CHATTEL PAPER:   To the extent this Lease may be considered "Chattel paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Equipment Schedule incorporating the terms of the Master Lease Agreement, shall constitute the original of this Lease., and no interest in this Lease may be crated or transferred except by transfer of possession of that counterpart.

RENTAL PAYMENTS:   The parties agree that the Rental Payments are predicated on the yield of like term Treasury Notes, as quoted daily in the Wall Street Journal, of 6.09% as of December 31, 1996. Any increase in the yield of like term Treasury Notes prior to the Acceptance Date will increase the effective lease rate basis point for basis point.

EQUIPMENT SCHEDULE ACCEPTED BY:

TANISYS TECHNOLOGY, INC.                    COPELCO CAPITAL, INC.


BY:   /s/ Joe O. Davis                      BY:   /s/ H. Krollfeifer, Jr.
   ----------------------------               ----------------------------
    (AUTHORIZED SIGNATURE)                  (AUTHORIZED SIGNATURE)

          Joe O. Davis,                             H. Krollfeifer, Jr.,
    Chief Financial Officer                        Senior Vice President
   ----------------------------               ----------------------------
      (PRINT OR TYPE NAME &                        (PRINT OR TYPE NAME &
     TITLE OF ABOVE SIGNATURE)                    TITLE OF ABOVE SIGNATURE)

              EQUIPMENT SCHEDULE COUNTERPART NO. 1 OF 1
EQUIPMENT SCHEDULE -MASTER LEASE    REVISED 6/30/94 G:\MANUTECH\AMIDOCS\DOCS
\EQSCH.SAM REVI 6/23/94 PRN 10/15/96

                               QUIT CLAIM BILL OF SALE

    For good and valuable consideration, the receipt of which is acknowledged, TANISYS TECHNOLOGY, INC. ("Grantor"), confirming that is has no right, title or interest in and to the equipment ("Equipment") described in the schedule attached hereto as Exhibit A and made a part hereof and acknowledging that Copelco Capital, Inc. ("Grantee") shall bind itself to the lease of the Equipment to Grantor in reliance upon this Quitclaim Bill of Sale, does hereby transfer, grant, and set unto Grantee, without warranty of title, all of Grantor's right, title and interest, if any, in and to the Equipment.

                                  TANISYS TECHNOLOGY, INC.


                                  BY:  /s/ Joe O. Davis
                                     ---------------------------------------
                                  TITLE:  Chief Financial Officer